Exhibit 10.3     Demand Note

                            Aztek Technologies Inc.
                         Suite #5-246 Lawrence Avenue
                           Kelowna, British Columbia
                                   V1Y 6L3



                                 DEMAND NOTE

                                  ($94,000)

                             (September 4, 1997)

ON DEMAND, after the above date the company promises to pay to the order of Maria Sintichakis of 1802 Lipsett Court, Kelowna, BC V1V 1X3

NINETY-FOUR THOUSAND DOLLARS ($94,000) with the following provisions for interest and repayment.

                                   INTEREST:

                                Without interest

                                REPAYMENT TERMS:

            No payments shall become due and owing prior to July 1999

FOR VALUE RECEIVED:

                            Aztek Technologies Inc.
                              REGISTERED ADDRESS:
                             1010 Burrard Building
                            1030 West Georgia Street
                           Vancouver, British Columbia
                                    V6E 2Y3


LENDER:                                   AZTEK TECHNOLOGIES INC.:

/s/ Maria Sintichakis                     Per: /s/ Edson Ng
---------------------                          ----------------------
Name                                           Edson Ng, Director

1802 Lipsett Court, Kelowna, BC V1V 1X3        September 4, 1997
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ADDRESS                                        DATE

September 4
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DATE